UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): October 13, 2004

                               COMDIAL CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   0-9023                     94-2443673
----------------------------          ------                     ----------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

            106 Cattlemen Road
             Sarasota, Florida                                     34232
            ------------------                                     -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:               (941) 554-5000
                                                                  --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number    Description
--------------    -----------
99.1              Press  Release  issued by Comdial  Corporation  on October 13,
                  2004 reporting second quarter 2004 results.

Item 2.02. Results of Operations and Financial Condition

      On October 13, 2004, Comdial Corporation issued a press release reporting its results for the second quarter ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

      The announcement includes disclosures of the Company's EBITDA (which is a non-GAAP financial measure) for certain periods with reconciliation to the comparable GAAP measure. EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. Although EBITDA is a non-GAAP financial measure, it is used extensively by management as one of the primary metrics for evaluating operating performance. The Company believes it is also useful for investors to understand EBITDA and its trends as it provides a link between profitability and operating cash flow.

      The information in this Form 8-K, including the accompanying exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 COMDIAL CORPORATION

                                                 By: /s/ Kenneth M. Clinebell
                                                     ---------------------------
                                                     Kenneth M. Clinebell
                                                     Chief Operating Officer
                                                     Chief Financial Officer and
                                                     Senior Vice President

Dated: October 13, 2004


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

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
99.1              Press  Release  issued by Comdial  Corporation  on October 13,
                  2004 reporting second quarter 2004 results.


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